UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 30, 2009

Louisiana Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	001-33573	20-8715162
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Veterans Memorial Boulevard, Metairie, Louisiana 70005	70005
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (504) 834-1190

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On April 30, 2009, Louisiana Bancorp, Inc. (the "Company") reported its results of operations for the quarter ended March 31, 2009.

For additional information, reference is made to the Company's press release dated April 30, 2009, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto is being furnished to the SEC and shall not be deemed to be "filed" for any purpose except as otherwise provided herein.

Item 9.01. Financial Statements and Exhibits.

(a)   Not applicable.

(b)   Not applicable.

(c)   Not applicable.

(d)   The registrant's press release, dated April 30, 2009, is attached hereto as Exhibit 99.1.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Louisiana Bancorp, Inc. (Registrant)
April 30, 2009 (Date)	/s/ LAWRENCE J. LEBON, III Lawrence J. LeBon, III Chairman, President and Chief Executive Officer

Exhibit Index
99.1	Press release dated April 30, 2009